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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                              KATY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       001-05558               75--1277589
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

                              765 Straits Turnpike
                          Middlebury, Connecticut 06762
               (Address of principal executive offices) (Zip Code)

                                 (203) 598-0397
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02 Results of Operations and Financial Condition.

      On April 29, 2005, Katy Industries, Inc. issued a press release regarding its results of operations for the first quarter of 2005. The release and accompanying schedules are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99.1 Press release issued by Katy Industries, Inc. on April 29, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KATY INDUSTRIES, INC.
                                  (Registrant)


                                  By: /s/ Amir Rosenthal
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                                      Amir Rosenthal
                                      Vice President, Chief Financial Officer,
                                      General Counsel and Secretary

Date: May 2, 2005

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                                    Exhibits

Exhibit No.     Description
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99.1            Press release issued by Katy Industries, Inc. on April 29, 2005.